EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the inclusion in the Prospectus constituting part of this Registration Statement on Form SB-2 (File No. 333-__________) of our report dated May 23, 2001 on our audits of the consolidated financial statements of ViaVid Broadcasting, Inc. and Subsidiary.


                                                     Davidson & Company (signed)
VANCOUVER, B.C.                                            CHARTERED ACCOUNTANTS
July 18, 2001